Financial risk management (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Net Borrowing-to-Equity Ratio
Net
borrowing-to-equity
ratio as of December 31, 2018 and 2019 is as follows:

(in millions of Won)	2018		2019
Total borrowings	￦	20,209,270	20,441,613
Less: Cash and cash equivalents		2,643,865	3,514,872

Net borrowings		17,565,405	16,926,741
Total equity		46,759,551	47,794,707

Net borrowings-to-equity ratio		37.57%	35.42%